November 29, 2017

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

(the “Company”)

BNY MELLON INSIGHT CORE PLUS FUND

(the “Fund”)

Supplement to the current Statement of Additional Information

Fund shares currently are not being offered to the public. The Fund is a newly organized series of the Company that has been created in connection with the proposed acquisition of the assets and certain liabilities of Insight Investment Grade Bond Fund (the “Predecessor Fund”), a series FundVantage Trust.

It is anticipated that at a shareholder meeting scheduled to be held on January 25, 2018, the shareholders of the Predecessor Fund will be asked to approve a proposed Agreement and Plan of Reorganization that provides for the Predecessor Fund to transfer all of its assets to the Fund, in exchange for shares of the Fund and the assumption by the Fund of the Predecessor Fund’s liabilities as described in the Agreement and Plan of Reorganization (the “Reorganization”).

If the Reorganization is approved by the Predecessor Fund’s shareholders, for purposes of the Reorganization, the Predecessor Fund will be considered the accounting survivor, and accordingly, certain financial highlights and other information relating to the Predecessor Fund have been included in the Prospectus and presented as if the Reorganization has been consummated. However, as of the date of the Fund’s Prospectus and Statement of Additional Information, the Reorganization has not yet been approved by shareholders of the Predecessor Fund and has not occurred.

This supplement will be effective until consummation of the Reorganization, which is currently scheduled to occur on or about February 2, 2018. Thereafter, Fund shares will be offered to the public.